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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 17, 2005

                       TriMedia Entertainment Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                    000-49865               14-1854107
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 (State or Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)

   1080 N. Delaware Avenue  Philadelphia, Pennnsylvania        19125
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        (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code (215) 426-5536


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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        ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On March 17, 2005, we and International Equities Group, Inc. ("IEG") entered into the Operating Agreement of Battle Rap, LLC, a Delaware limited liability company, and became the sole members of Battle Rap, LLC. Battle Rap, LLC has been formed for the purpose of creating a joint venture between us and IEG to develop the "Battle Rap" video brand, owned by IEG, for entertainment content including online interactive gaming, merchandise, film and music productions and television programming. We hold a 10% membership interest in Battle Rap, for which we contributed 2,000,000 shares of our common stock, and we have a 60 day option to obtain up to an additional 39.9% membership interest in Battle Rap for a capital contribution of up to $300,000. IEG holds the remaining 90% interests in Battle Rap, which could be reduced to 50.1% if we exercise our option in full.. IEG has contributed all ownership interests in the Battle Rap concept to Battle Rap in exchange for its membership interest. Joseph Safina, a member of our Board of Directors, owns and controls IEG and is the sole manager of Battle Rap.

        ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

        In connection with the formation of Battle Rap, LLC and IEG's agreement to contribute the Battle Rap intellectual property to Battle Rap, LLC, we issued 2,000,000 shares of our common stock to Battle Rap, which distributed them to IEG. We also issued to IEG a warrant to purchase 1,000,000 shares of our common stock at an exercise price of $0.45 per share. This issuance of equity securities was exempt from the registration requirements of the Securities Act of 1933 under Section 4(2) thereof.

        ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

              (C) EXHIBITS.

        The following exhibit is filed herewith:

        10.1  Operating Agreement of Battle Rap, LLC

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         TRIMEDIA ENTERTAINMENT GROUP, INC.

Date: March 23, 2005                     By: /s/ Christopher Schwartz
                                             -----------------------------------
                                                 Christopher Schwartz
                                                 Chief Executive Officer

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                                  EXHIBIT INDEX

        10.1  Operating Agreement of Battle Rap, LLC